EXHIBIT 10.31
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is made as of the 24th day of March, 2020, by and among HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), HEALTHCARE TRUST, INC., a Maryland corporation (“REIT”), THE PARTIES EXECUTING BELOW AS “SUBSIDIARY GUARANTORS” (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain First Amended and Restated Senior Secured Credit Agreement dated as of March 13, 2019 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).
2.    Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)    By deleting in its entirety the definition of “Borrowing Base Capitalized Value Limit” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:
“Borrowing Base Capitalized Value Limit. As of the date of determination, without duplication, the following amount determined individually for each Borrowing Base Asset: (a) the Capitalized Value of such Borrowing Base Asset multiplied by fifty-five percent (55%), and (b)

for any such Borrowing Base Asset that has not been owned by the Borrower or a Subsidiary thereof for eight (8) fiscal quarters, the Property Cost of such Borrowing Base Asset multiplied by fifty-five percent (55%), in each case, as most recently determined under this Agreement; provided, however, that the Borrowing Base Capitalized Value Limit attributable to a Borrowing Base Asset owned through an Approved JV shall be limited, on a pro rata basis, to the Borrower’s Equity Percentage in such Approved JV. The aggregate Borrowing Base Capitalized Value Limit for all Borrowing Base Assets shall be the sum of such calculations for all of the Borrowing Base Assets.”;
(b)    By inserting the following new definitions in §1.1 of the Credit Agreement in the appropriate alphabetical order:
“Distributions Limit. The maximum amount of Distributions (other than any Distribution expressly permitted pursuant to the third (3rd) sentence of §8.7(a)) payable by Borrower and REIT to their respective owners during any fiscal quarter, which when added to the aggregate amount of all other Distributions paid in the same fiscal quarter and the preceding three (3) fiscal quarters, would not exceed (X) prior to the commencement of the Distributions Covenant Commencement Quarter, the applicable percentage set forth in the table below for such fiscal quarter and (Y) from and after the commencement of the Distributions Covenant Commencement Quarter, ninety-five percent (95%) of such Person’s Modified FFO for such period (calculated as of the last day of the most recently ended fiscal quarter for the four quarter period ending on such date of determination).

Fiscal Quarter	Percentage
April 1, 2020 to June 30, 2020	115%
July 1, 2020 to September 30, 2020	110%
October 1, 2020 to December 31, 2020	110%
January 1, 2021 to March 31, 2021	105%
April 1, 2021 to June 30, 2021	105%
July 1, 2021 to September 30, 2021	100%
October 1, 2021 to December 31, 2021	100%
”; and
“First Amendment Date. March 24, 2020”;

(c)    By deleting in its entirety the address “405 Park Avenue, Third Floor, New York, NY 10022” appearing in §7.2 of the Credit Agreement and inserting in lieu thereof the following new sentence:
“As of the First Amendment Date, the principal place of business of the Borrower is 650 Fifth Avenue, 30th Floor, New York, NY 10019.”;
(d)    By deleting in its entirety the last sentence of §6.17 of the Credit Agreement and inserting in lieu thereof the following new sentence:
“As of the First Amendment Date, the principal place of business of the Borrower is 650 Fifth Avenue, 30th Floor, New York, NY 10019.”;
(e)    By deleting in its entirety the first (1st) sentence of §8.7(a) of the Credit Agreement and inserting in lieu thereof the following new sentence:
“The Borrower shall not pay any Distribution (other than any Distribution expressly permitted pursuant to the immediately following sentence) to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution (other than any Distribution expressly permitted pursuant to the immediately following sentence) to its owners, to the extent that the aggregate amount of such Distributions paid in any fiscal quarter would exceed the Distributions Limit for such fiscal quarter; provided however, that the period of measurement under this §8.7(a) shall commence with the fiscal quarter commencing on April 1, 2020, and until such time as four (4) full fiscal quarters have elapsed after the commencement of the fiscal quarter commencing on April 1, 2020, the aggregate amount of such permitted Distributions and such Person’s Modified FFO shall be determined by using only the fiscal quarters that have elapsed from and after the fiscal quarter commencing on April 1, 2020 and annualizing such amounts in a manner reasonably acceptable to the Agent), and provided, further, that the limitations contained in this §8.7(a) shall not preclude the Borrower or REIT from making Distributions in an amount (i) equal to the minimum distributions required under the Code to maintain the REIT Status of REIT and (ii) to avoid the payment of federal or state income or excise tax, in each case, as evidenced by a certification of the principal financial officer or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent; “Distributions Covenant Commencement Quarter” shall mean the fiscal quarter which is the first to occur of (a) the fiscal quarter commencing on January 1, 2022 and ending on March 31, 2022, and (b) a fiscal quarter occurring after the First Amendment Date designated by the Borrower in a written notice to the Agent as the fiscal quarter which shall be the Distributions Covenant Commencement Quarter.”;
(f)    By deleting in its entirety §8.16 of the Credit Agreement and inserting in lieu thereof the following new §8.16:

“§8.16    Changes to Distribution Policy. From and after the Closing Date and until the first day of the Distributions Covenant Commencement Quarter, the Borrower shall not, and shall not permit the REIT to, amend or modify the distributions or dividend policy or agreement of the Borrower or REIT with respect to such Person’s common Equity Interests in any manner (including, without limitation, to change the timing, amount per share or frequency of dividend or distribution payments), except to delay the timing of dividend or distribution payments, reduce the amount per share or decrease the frequency of such payments (provided, in the event of any such modification by Borrower and/or REIT, such Person shall be permitted to subsequently modify the applicable the distributions or dividend policy or agreement to revert or restore (in whole or in part) the original timing, amount and/or frequency, provided in no event shall any such subsequent modification result in a greater amount per share and/or earlier or more frequent distributions or dividends than the policy or agreement in effect as of the Closing Date). For the avoidance of doubt, this §8.16 shall not prohibit or restrict the issuance of common Equity Interests of the Borrower or REIT. This §8.16 shall not restrict Dividend Reinvestment Proceeds.”;
(g)    By deleting in its entirety §9.7 of the Credit Agreement and inserting in lieu thereof the following new §9.7:
“§9.7    Minimum Liquidity. From and after the First Amendment Date, the Borrower shall at all times maintain Liquidity of not less than Fifty Million and No/100 Dollars ($50,000,000.00).”; and
(h)    By deleting in their entirety the Borrower’s addresses set forth in §19 of the Credit Agreement and inserting in lieu thereof the following:
“If to the Borrower:

Healthcare Trust Operating Partnership, L.P.
650 Fifth Avenue
30th Floor
New York, NY 10019
Attn: Michael R. Anderson
Telecopy No.: (212) 421-5799

With a copy to:

Healthcare Trust Operating Partnership, L.P.
650 Fifth Avenue
30th Floor
New York, NY 10019
Attn: Chief Financial Officer
Telecopy No.: (212) 421-5799”.

3.    References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
5.    Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.
(d)    Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.
6.    No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
8.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
9.    Effective Date. This Amendment shall be deemed effective and in full force and effect upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;

(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;
(c)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request;
(d)delivery to Agent of (i) a Borrowing Base Certificate and (ii) a Compliance Certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate (as such covenants have been modified pursuant to this Amendment), calculated in good faith based on the pro forma consolidated financial statements of REIT for the calendar quarter ended September 30, 2019; and
(e)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
10.    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
11.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
12.    MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	HEALTHCARE TRUST, INC.,
a Maryland corporation, its general partner

By: /s/ Katie P. Kurtz
Name: Katie P. Kurtz
Title: Chief Financial Officer

(SEAL)

REIT:
HEALTHCARE TRUST, INC., a Maryland corporation By: /s/ Katie P. Kurtz Name: Katie P. Kurtz Title: Chief Financial Officer (SEAL)

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:

ARHC BMBWNIL01, LLC;
ARHC FMWEDAL01, LLC;
ARHC AHJACOH01, LLC;
ARHC LMHBGPA01, LLC;
ARHC GHGVLSC01, LLC;
ARHC TRS HOLDCO II, LLC;
ARHC DFDYRIN01, LLC;
ARHC FMMUNIN01, LLC;
ARHC NVWELFL01, LLC;
ARHC DVMERID01, LLC;
ARHC ALSPGFL01, LLC;
ARHC RWROSGA01, LLC;
ARHC WHWCHPA01, LLC;
ARHC AAEKHWI01, LLC;
ARHC WWGDRMI01, LLC;
ARHC CMLITCO01, LLC;
ARHC WGWCHIL01, LLC;
ARHC CHSGDIL01, LLC;
ARHC CHPTNIL01, LLC;
ARHC MTMTNIL01, LLC;
ARHC MVMTNIL01, LLC;
ARHC RHMARIL01, LLC; and
ARHC HHPEOIL01, LLC,
each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:

ARHC CCCGRMO01, LLC;
ARHC ECGVLSC01, LLC;
ARHC SLKLAOR01, LLC;
ARHC DVMERID01 TRS, LLC;
ARHC ALSPGFL01 TRS, LLC;
ARHC RWROSGA01 TRS, LLC;
ARHC WHWCHPA01 TRS, LLC;
ARHC LCDIXIL01, LLC;
ARHC AVBURWI01, LLC;
ARHC RWCUDWI01, LLC;
ARHC ACRICKY01, LLC;
ARHC SSTMPFL01, LLC;
ARHC HCTMPFL01, LLC;
ARHC TPTMPFL01, LLC;
ARHC WCWCHFL01, LLC;
ARHC AHMLWWI01, LLC;
ARHC VSTALFL01, LLC,
ARHC LCDIXIL01 TRS, LLC;
ARHC AVBURWI01 TRS, LLC;
ARHC RWCUDWI01 TRS, LLC; and
ARHC ACRICKY01 TRS, LLC,
each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:

ARHC AHWTMWI01, LLC;
ARHC AHKIEWI01, LLC;
ARHC AHGBYWI01, LLC;
ARHC AHGVLWI01, LLC;
ARHC AHWTFWI01, LLC,
ARHC OCWMNLA01, LLC;
ARHC DDLARFL01, LLC;
ARHC DMDCRGA01, LLC;
ARHC MHCLVOH01, LLC;
ARHC CCGBGIL01, LLC;
ARHC VAGBGIL01, LLC;
ARHC LMFMYFL01, LLC;
ARHC RACLWFL01, LLC;
ARHC DDHUDFL01, LLC;
ARHC RMRWLTX01, LLC;
ARHC GFGBTAZ01, LLC;
ARHC BMWRNMI01, LLC;
ARHC MMJLTIL01, LLC;
ARHC CHCOLIL01, LLC;
ARHC CHCOLIL01 TRS, LLC;
ARHC WMBRPMI01, LLC;
ARHC TCHOUTX01, LLC;
ARHC GDFMHMI01, LLC;
ARHC CMWTSMI001, LLC;
ARHC CMSHTMI001, LLC;
ARHC PWHLTMI01, LLC; and
ARHC PPCLRMI01, LLC,
each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:

ARHC RHMESAZ01, LLC;
ARHC PPGBLMI01, LLC;
ARHC WHYRKPA01, LLC;
ARHC LMLANPA01, LLC;
ARHC PSSGDMA01, LLC;
ARHC PSWSDMA01, LLC;
ARHC PSNHTMA01, LLC;
ARHC NVWELFL01 TRS, LLC;
ARHC CFGREOR01, LLC;
ARHC SFFLDIA01, LLC;
ARHC SPPLSIA01, LLC;
ARHC PHTIPIA01, LLC;
ARHC PSINDIA01, LLC;
ARHC PHOTTIA01, LLC;
ARHC GOFENMI01, LLC;
ARHC PCPLSMI01, LLC;
ARHC PPDWTMI01, LLC;
ARHC ALELIKY01, LLC;
ARHC CFGREOR01 TRS, LLC;
ARHC SFFLDIA01 TRS, LLC;
ARHC SPPLSIA01 TRS, LLC;
ARHC PHTIPIA01 TRS, LLC;
ARHC PSINDIA01 TRS, LLC;
ARHC PHOTTIA01 TRS, LLC;
ARHC ALELIKY01 TRS, LLC; and
ARHC PPDWTMI01 TRS, LLC, each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

SUBSIDIARY GUARANTORS:

ARHC NVLTZFL01, LLC;
ARHC NVLTZFL01 TRS, LLC;
ARHC FVECOCA01, LLC;
ARHC FVECOCA01 TRS, LLC;
ARHC CHSPTIL01, LLC;
ARHC UPHBGPA01, LLC;
ARHC UPMBGPA01, LLC;
ARHC UPHBGPA02, LLC;
ARHC SARCOIL01, LLC; and
ARHC CHSPTIL01 TRS, LLC,
each a Delaware limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

LIFEHOUSE PRESTIGE WAY OPERATIONS, LLC;
LIFEHOUSE CLARE OPERATIONS, LLC;
LIFEHOUSE GRAND BLANC OPERATIONS, LLC, each a Michigan limited liability company

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

LEISURE LIVING MANAGEMENT OF
GRAND RAPIDS, INC., a Michigan corporation

By: /s/ Michael R. Anderson
Name: Michael R. Anderson
Title: Authorized Signatory

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Mark J. Amantea

Name: Mark J. Amantea

Title:Vice President

BMO HARRIS BANK N.A., as a Lender
By: /s/ Lloyd Baron

Name: Lloyd Baron

Title: Managing Director

CITIZENS BANK, N.A., as a Lender
By:

Name:

Title:

COMPASS BANK, as a Lender
By:

Name:

Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

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FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT

COMERICA BANK, as a Lender
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President
SYNOVUS BANK, as a Lender
By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director
FIRST HORIZON BANK, SUCCESSOR BY CONVERSION TO FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Christina Blackwell
Name: Christina Blackwell
Title: Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender
By: /s/ John F. Hogan
Name: John Hogan
Title: Director

FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED SENIOR SECURED CREDIT AGREEMENT